UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2019

ENABLE MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	1-36413	72-1252419
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

499 West Sheridan Avenue

Suite 1500

Oklahoma City, Oklahoma 73102

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (405) 525-7788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	ENBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 13, 2019, Enable Midstream Partners, LP (the “Partnership”) completed the public offering of $550,000,000 aggregate principal amount of its 4.150% Senior Notes due 2029 (the “Notes”), at a price to the public of 99.821% of their face value.

The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to the Partnership’s Registration Statement on Form S-3 (Registration No. 333-224698), as amended, and to the prospectus dated May 7, 2018, as supplemented by the prospectus supplement dated September 4, 2019 (the “Prospectus Supplement”).

The Notes were issued pursuant to the Indenture dated May 27, 2014 by and between the Partnership, on one hand, and U.S. Bank National Association, as trustee (the “Trustee”), on the other, as supplemented by the Fourth Supplemental Indenture thereto, dated September 13, 2019 (as so supplemented, the “Indenture”). The Indenture contains covenants that limit the Partnership’s ability to, among other things, incur certain liens securing indebtedness, engage in certain sale and leaseback transactions, and enter into certain consolidations, mergers, conveyances, transfers or leases of all or substantially all of the Partnership’s assets.

The descriptions of the Notes and the Indenture are included in the Prospectus Supplement and are incorporated herein by reference. The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Indenture, copies of which are filed herewith as Exhibits 4.1 and 4.2 to this report and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

4.1

Indenture, dated as of May 27, 2014, between the Partnership and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Partnership filed on May 29, 2014).

4.2	Fourth Supplemental Indenture, dated as of September 13, 2019, between the Partnership and U.S. Bank National Association, as trustee.

4.3	Form of 4.150% Senior Note due 2029 (included in Exhibit 4.2 hereto).

5.1	Opinion of Vinson & Elkins L.L.P. regarding the legality of the Notes.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENABLE MIDSTREAM PARTNERS, LP

By:	Enable GP, LLC,
its general partner

By:	/s/ J. Brent Hagy
J. Brent Hagy
Vice President, Deputy General Counsel and Secretary

Date: September 13, 2019

3